SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  AUGUST 7, 2000
                                                       ----------------


                              NTL (DELAWARE), INC.
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               (Exact Name of Registrant as Specified in Charter)


Delaware                         0-25691                      13-4051921
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
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          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.
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     On August 7, 2000, NTL Incorporated  annouced that its Australian  Division will build a carrier-grade telecommunications network on the east coast of Australia in partnership with WIN Television and Southern Cross Broadcasting.

     A copy of the press release relating to the event is attached hereto as an exhibit and incorporated herein by reference.

Item 7.    Financial Statements and Exhibits
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                  Exhibits

99.1       Press release, issued August 7, 2000

                                   SIGNATURES
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              NTL (DELAWARE), INC.
                                              (Registrant)


                                              By: /s/  Richard J. Lubasch
                                              ---------------------------------
                                              Name:    Richard J. Lubasch
                                              Title:   Executive Vice President-
                                                        General Counsel


Dated: August 9, 2000

                                  EXHIBIT INDEX
                                  -------------


Exhibit                                                                   Page
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99.1     Press release, issued August 7, 2000